Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated March 11, 2016 to the Prospectuses dated February 29, 2016, as supplemented

Important Notice to Investors

Under “Fees and Expenses” in the fund’s summary prospectus and the summary section of the statutory prospectus, the “Annual Fund Operating Expenses” table and associated footnotes are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.30%	1.30%	1.30%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Other Expenses(b)	0.71%	0.71%	0.71%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(c)	2.27%	3.02%	2.02%
Less: Fee Waiver and/or Expense Reimbursement (d)	(0.57%)	(0.57%)	(0.57%)
Total Annual Fund Operating Expenses After Expense Reimbursement(c)(d)	1.70%	2.45%	1.45%

(b)	Estimated for current fiscal year, as annualized.
(c)	The Total Annual Fund Operating Expenses do not correlate to the ratio of expense to average net assets appearing in the Financial Highlights tables, which tables reflect only the operating expenses of the fund and do not include acquired fund fees and expenses.
(d)	The fund’s investment adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through March 1, 2017.The fund’s investment adviser also has contractually agreed to limit the fund’s total operating expenses (excluding dividend and interest expenses, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) so that such expenses do not exceed 1.69% for Class A Shares, 2.44% for Class C Shares and 1.44% for Class I Shares through March 1, 2017. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under the expense reimbursement arrangement for a period of three years following the fiscal year in which such reimbursement occurred.

Under “Fees and Expenses, the “Example” table is hereby replaced with the following:

	Share Status	1 Year	3 Years
Class A	Sold or Held	$738	$1,192
Class C	Sold	$348	$880
	Held	$248	$880
Class I	Sold or Held	$148	$578

In the section “More Information About Fund Expenses” on page 42 of the statutory prospectus, the first table is hereby revised by replacing the row corresponding to the fund with the following:

	Class A Shares	Class C Shares	Class I Shares	Class R6 Shares	Through Date
Virtus Multi-Strategy Target Return Fund	1.69%	2.44%	1.44%	N/A	March 1, 2017

Additionally, the following is added as a new paragraph following the paragraph immediately after the referenced table: “Additionally, VAIA has contractually agreed to waive a portion of the management fee applicable to the Multi-Strategy Target Return Fund so that such fee does not exceed 1.25% through March 1, 2017.”

Investors should retain this supplement with the Prospectuses for future reference.

VAST 8034/ MSTRNewExpCap&Waiver (3/16)

Virtus Multi-Strategy Target Return Fund,

a series of Virtus Alternative Solutions Trust

Supplement dated March 11, 2016 to the Statement of

Additional Information (“SAI”) dated February 29, 2016

Important Notice to Investors

Under the heading “Investment Advisory Agreement and Expense Limitation Agreement” in the section “Investment Advisory and Other Services” on pages 74-76 of the fund’s SAI, the row in the second table corresponding to the fund is hereby replaced with the following:

	Class A	Class C	Class I	Class R6	Through Date
Multi-Strategy Target Return Fund	1.69%	2.44%	1.44%	N/A	March 1, 2017

Additionally, the following is added as a new paragraph following the paragraph immediately after the referenced table: “Additionally, the Adviser has contractually agreed to waive a portion of the management fee applicable to the Multi-Strategy Target Return Fund so that such fee does not exceed 1.25% through March 1, 2017.”

Investors should retain this supplement with the SAI for future reference.

VAST 8034B SAI / MSTRNewExpCap&Waiver (3/16)